UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2010

Item 1. Report to Stockholders.

The Olstein All Cap Value Fund The Olstein Strategic Opportunities Fund ANNUAL REPORT JUNE 30, 2010 The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

33	The Olstein Strategic Opportunities Fund

56	Combined Notes to
Financial Statements

67	Report of Independent
Registered Public Accounting Firm

68	Additional Information

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4	Letter to Shareholders

18	Expense Example

20	Schedule of Investments

26	Statement of Assets
and Liabilities

28	Statement of Operations

29	Statements of Changes
in Net Assets

30	Financial Highlights

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THE OLSTEIN ALL CAP VALUE FUND

THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

THE HIDDEN VALUE OF CASH

DEAR SHAREHOLDERS:

We are pleased to inform our fellow shareholders that for the fiscal year ended June 30, 2010, Class C shares of the Olstein All Cap Value Fund appreciated 18.89%.  During the same twelve month period the S&P 500® Index appreciated 14.43% and the Russell 3000® Index appreciated 15.72%.

MARKET OUTLOOK AND OUR STRATEGY

For the first ten months of the Fund’s fiscal year, equity markets continued their climb off their March 2009 lows, but growth slowed sharply in May and June of 2010 as the European sovereign debt and banking crisis renewed worries of a global economic slowdown and triggered fears of a possible double-dip recession.  While we do not believe that a double-dip recession scenario will unfold, we do recognize that economic recoveries after a deep recession are bumpy and the daily barrage of negative economic news, however slight, is likely to cause periods of increased market volatility.

Compounding the recent market pullback is a growing frustration, particularly among individual investors, regarding equity investing. After a decade of negative returns from equity markets – for the ten year period ended June 30, 2010 the S&P 500® Index had an average annual return of -1.59% (con-

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 06/30/10, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 2.16%, -3.29%, and 17.89%, respectively.  Per the Fund’s 10/31/09 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.33%.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

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versely, Class C shares of the Olstein All Cap Value Fund had an average annual return of 2.16% over the same periods) – many investors have fled equities in favor of fixed income investments. It is significant to note that as we write this letter, more than half of the top 25 market capitalization companies in the S&P 500® Index are currently trading at or below 10 times estimated 2011 profits. Indiscriminate low price/earnings ratios characterize the vast majority of companies in the current market, reflecting a pervasive negativity toward equities.

The current attitude reminds me of the negative psychology that persisted in late 1974.  Throughout 1974, pessimism dominated investor thoughts and headlines as a severe and prolonged 18-month bear market dragged on and on.  With 20/20 hindsight, the final months of 1974 represented a major opportunity to invest in a portfolio of undervalued stocks as the market was going through a bottoming process leading to an eventual upturn in 1975. We believe equities may offer a more compelling investment opportunity for investors today than in 1974. While P/E ratios in 1974 fell to lows of approximately 7 times earnings compared to today’s level of 10 times forward earnings, back in 1974 investors had a viable alternative to equities as 10-year U.S. Treasuries were yielding close to 8%.  In today’s environment, however, investments in 10-year U.S. Treasuries are yielding less than 3% and may also be vulnerable to capital losses if the economy strengthens and interest rates rise.

In addition to low P/E ratios, one of the most important factors influencing our outlook for equities over the next 18 to 24 months is the number of high quality companies that fall within our current cash flow yield target of 8% to 10% or greater. With almost $3 trillion currently sitting in money market accounts earning almost zero interest, and at least that same amount, we estimate, in 2-year or shorter duration Treasury securities earning less than 1%, investors should eventually realize that despite negative economic news, investments in companies with cash flow yields of 10% represent an attractive alternative to bonds.

Although overall market returns may be in low single digits or flat for the foreseeable future, prices of many companies have been driven down to levels that we believe offer attractive returns even in a low growth economy. In this regard we believe that the best way to identify superior investment opportunities in an uncertain market is to focus on a company’s ability to generate sustainable free cash flow.

For us, one of the most important metrics for identifying companies that can generate sustainable free cash flow is free cash flow yield. In simple terms free cash flow yield is a company’s total free cash flow divided by its market capitalization (or its free cash flow per share divided by its price per share). More importantly, if an investor believes as we do that a company’s free cash flow is

THE OLSTEIN ALL CAP VALUE FUND

the primary determinant of its value as an ongoing enterprise then free cash flow yield provides a practical starting point to estimate expected future returns. We believe that a company with a free cash flow yield well above the risk-free rate of return (three-year and five-year U.S. Treasuries are currently providing yields of 0.75% and 1.50%, respectively; Source: Bloomberg, 8/6/2010), combined with a demonstrated ability either to reinvest excess cash at higher rates of return than the risk free rate or to use that cash to enhance shareholder value, should prove to be a superior, high-quality investment over time.

We expect that over the next year interest rates should start to firm, company earnings should continue to move to the upside with the usual bumps along the way and the economic outlook should continue to improve. Individual stock prices should ebb and flow as quarterly earnings are reported in reaction to the absurd quarterly earnings hit and miss game played by Wall Street analysts which we believe has little to do with long-term valuations.  Remember, when companies’ earnings disappoint analysts it is usually the analysts who are wrong, not the companies as it is the analysts estimates.  Once investors have concrete evidence that the economic environment has changed, investors will slowly return to equity markets. We believe that as investors re-enter the market, companies that generate sustainable free cash flow and use that cash to benefit shareholders, should capture the attention of equity investors and lead overall market performance.

UNLOCKING THE HIDDEN VALUE OF CASH

Throughout the Fund’s history and especially throughout the recent financial tsunami and market downturn, we have constantly extolled the importance of a company’s ability to generate free cash flow and the operating flexibility that results from high cash positions on corporate balance sheets.  An important tenet of our investment philosophy is the belief that companies that produce excess cash flow after capital expenditures and working capital needs are the companies that build meaningful shareholder value over time. The value is created by either delivering free cash flow to investors in the form of dividends, stock buybacks (thus increasing the ownership percentage for shareholders who remain) or by intelligently re-investing free cash flow into the business to increase the value of shareholders’ equity. Throughout 2009 we focused on the importance of companies using cash to strengthen their balance sheets (with a priority on paying down debt), however, we now believe that as the economic recovery unfolds, those companies that begin to deploy record cash stockpiles intelligently will lead future market growth.

Corporate Cash Accumulates

In its recently released Flow of Funds Accounts for First Quarter 2010, the Federal Reserve reported that total cash and other liquid assets on non-finan-

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cial corporate balance sheets exceeded $1.8 trillion at the end of March 2010, an increase of 26% from one year earlier and the highest level on record.  The record levels of cash on corporate balance sheets have drawn a great deal of attention as the economic recovery has hit serious bumps in 2010. During strong economic times investors would normally frown on companies that maintain too high of a cash balance and avoid them as underperforming investments when ample opportunities for capital appreciation could readily be found elsewhere.  During the initial stages of the current recovery, however, investors are now pointing to high cash balances held by corporate America as further evidence that many companies believe they need insurance against another economic downturn or double-dip recession.  As a result, extremely high cash balances combined with restrained consumer spending have triggered another round of anxiety regarding the sustainability of the economic recovery.

We believe that the large stockpiles of corporate cash combined with increased earnings – a direct result of the economic turnaround and past cost cutting measures – should give corporations the confidence to lift restrictions on spending. We believe excess cash will be spent on buying back shares generating higher excess cash flow yields than are currently available in short-term investments further adding to earnings growth. The negative psychology toward equities has resulted in a material number of high quality companies selling at low price/earnings ratios creating free cash flow yields of 8-10% or even greater.  A simplistic way of adding to earnings is by utilizing cash currently earning only 0-3% to buy companies with higher free cash flow yields.  Another use of cash would be to raise or restore the dividends that were cut during the 2008 – 2009 financial crisis.  The increased yields should attract investors looking to employ cash invested in money market accounts earning virtually zero. Cash could also be used to make strategic acquisitions at the bargain prices that exist today, providing current investors in these companies with premium returns, rewarding these investors for their patience, and at the same time adding to the acquirer’s earnings.

The most productive use of cash to support future economic expansion would be for corporations to invest cash directly in their future growth by hiring new employees and undertaking thoughtful capital spending.  We are beginning to see some early signs of growth expenditures but believe such expenditures must increase in order to restore the economy to a healthy growth phase.

We fully expect as the economic recovery continues to unfold, however choppy that may be, that company managements will redeploy cash into shareholder-friendly initiatives. In our opinion it is not a matter of “if” companies deploy cash; it is a matter of “when” especially in the current low P/E environment. As companies transition from a defensive to growth-oriented posture both the overall economy and equity markets should see continued gains.

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Signs of Growing Corporate
Confidence Should Unlock the Cash

Several developing trends point to improved corporate confidence that should, in turn, lead to a willingness either to take risks by investing cash for future growth or alternatively, to loosen the purse strings and return cash to shareholders through dividends or share buybacks.  As a strong rebound in earnings continued to unfold through the first half of 2010, we believe investors should also focus on other signs of renewed corporate confidence as evidenced by greatly improving dividend and share buyback activity as well as opportunistic mergers and acquisitions.

Earnings

Better than expected corporate earnings that fueled the strong market rebound in 2009 continued to provide upside surprises during the first half of 2010.  In its July 2010 Market Attributes for U.S. Equities, Standard & Poor’s reported that “overall, S&P 500 Index earnings came in better than expected, easily beating out the second quarter of 2009 by 53%.“  Even as economists lower their 2010 year-end and 2011 forecasts for equity market performance in line with weaker GDP growth forecasts, Bloomberg compiled more than 8,000 analyst estimates that forecast an increase of 35% in corporate earnings in 2010 over 2009 – the largest annual gain since 1988.

While a good deal of earnings improvement has come from cost cutting, future earnings expansion should come from revenue growth.  Aggressive earnings forecasts and expectations for revenue growth in line with or slightly ahead of  GDP forecasts may force many companies to abandon their current defensive posture of hoarding cash and consider investment in growth initiatives sooner rather than later.

Dividends

Dividends became one of the first casualties of the financial crisis as companies drastically reduced expenses and held onto cash as a cushion against ongoing economic turmoil.  For S&P 500® Index companies there was a significant decrease and, in some cases, total suspension of stock dividend payments following the financial crisis. The total dollar amount of dividends paid in 2009 by S&P 500® Index companies dropped $53 billion from the amount paid in 2008.  The first half of 2010, however, has seen a remarkable improvement in dividend payments.

Of the approximately 7,000 publicly traded companies that report dividend information to Standard & Poor’s, only 34 decreased their dividend payment during the second quarter of 2010 – marking a dramatic improvement from the 250 companies that lowered their dividend payment in the second quar-

THE OLSTEIN ALL CAP VALUE FUND

ter of 2009.  The number of companies with dividends rose 44% for the quarter to 335 companies from the 233 recorded during the second quarter of 2009.  According to Standard & Poor’s the first half of 2010 saw a $62 billion dividend turnaround from the first half of 2009. Companies are starting to regain confidence and they are showing it with higher cash payments to shareholders. As previously mentioned, higher dividend yields in quality companies than is currently available in the money market should attract yield hungry investors.

Share Buybacks

Share buybacks are often one of the best ways for management to indicate their confidence in the company’s operations and future prospects.  Management usually announces a share buyback when it believes the company’s stock is undervalued relative to its underlying fundamentals and the returns to shareholders are materially higher than other uses of cash. In the current environment, permeated with 8%-10% free cash flow yields compared to the alternative of investing cash at less than 3% yields, share buy backs are a no brainer. In a June 24, 2010 press release, Standard & Poor’s announced that “preliminary results show that S&P 500 stock buybacks for the first quarter of 2010 increased 79.5% to $55.3 billion from the $30.8 billion registered during the first quarter of 2009. The $55.3 billion in share repurchases represents a 15.6% improvement over the fourth quarter of 2009, and marks the third quarter in a row that S&P 500 companies have increased their stock buyback activity.”

In the current market environment with economists and investors revising their expectations for corporate growth downward as part of the “new normal,” share buybacks may offer many cash-generating companies a compelling way to grow earnings without organic revenue growth.

Merger & Acquisition Activity

Conditions for an increase in mergers and acquisitions are extremely favorable: valuations across all sectors are compelling, price/earnings ratios and free cash flow yields are attractive. According to Credit Suisse, corporate free cash flow yields in the United States are higher than investment-grade corporate-bond yields for the first time since at least 1960.  Thus, the outlook for mergers and acquisitions continues to improve in 2010 as M&A activity posted a fourth consecutive quarterly increase during the second quarter of 2010 according to research firm Dealogic.  Deals in the first half of the year reached the highest level since 2007, an indication that more companies are increasing their confidence in the economy.  Dealogic’s research shows that there were 5,345 deals in the United States during the first half of 2010, a 49% increase from the same period in 2009.

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For many cash-rich companies, especially those not experiencing enough growth in near term end-user demand to justify hiring or additional internal investment, strategic business combinations including mergers or acquisitions, may provide a rational way to grow their businesses. As the economic outlook stabilizes more and more companies will begin to focus on potentially profitable strategic mergers or acquisitions that add to long-term shareholder value.

PORTFOLIO AND PERFORMANCE REVIEW

Without relying on bullish sentiment to drive overall market growth, we continue to focus on how individual companies have adapted their expectations, strategic plans and operations to recent bumpy economic conditions, and how they have managed their assets to deliver future earnings to investors.  Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value. We believe companies with these characteristics are poised to eliminate the valuation gaps created by the recent bear market as the economic recovery eventually accelerates.

Throughout the fiscal year we made noteworthy changes to the portfolio.  First and foremost, over the course of the fiscal year we tailored the portfolio strategy we implemented in response to the market turmoil that unfolded following the collapse of Lehman Brothers in September 2008 by reducing our defensive posture in favor of companies that had not only weathered the downturn well but offered what we believe to be greater upside potential as the economic recovery unfolds.  As we stated in our June 30, 2009 letter to shareholders, the market turmoil that began in September 2008 afforded us a “once-in-a-lifetime“ opportunity to reshape the portfolio around a group of core holdings of high-quality, well-capitalized blue chip companies with global operations that were trading at significant discounts to their private market value (e.g. Microsoft, Coca Cola, Kimberly Clark, Intel, etc.).  Beginning in the latter half of 2008, we invested in these companies for two reasons: we believed such well-capitalized companies provided a much needed defensive posture during the economic downturn, but more importantly we also believed their extensive global operations provided an additional edge for future earnings growth going forward.  While these companies performed as we expected during the recession, we also began in early 2009 to find significant value and capital appreciation potential in less recognized well-capitalized companies led by conservative management teams.

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As a result, we reduced our commitment to mega- and large capitalization companies from 55.34% of equity investments on June 30, 2009 to 46.84% of equity investments at the end of the current fiscal year.  Likewise our commitment to mid-sized companies increased from 30.22% of the Fund’s equity investments on June 30, 2009 to 43.69% as of June 30, 2010.  While a company’s market capitalization is certainly not one of the principal considerations of our investment process, the decline in equity prices during the recession hit many less-recognized companies much harder than larger companies with global operations.  The burgeoning recovery has provided us ample opportunity to purchase mid-sized companies with stock prices that, in our opinion, were battered, yet possessed underappreciated or hidden earnings; balance sheets and operations that weathered the storm very well; and/or faced temporary problems or unfavorable conditions directly linked to the downturn.

Over the course of the fiscal year, the Fund increased the number of its holdings from 71 to 77 as we sought to complement the Fund’s core holdings of well-known companies with additional holdings in less-recognized, highly competitive companies that we believe offer significant appreciation potential as the economic environment improves.  As the fiscal year ended, the Fund’s sector allocations remained strikingly similar to those of the previous fiscal year with an increase in exposure to the Financials sector from 10% on June 30, 2009 to 14% as of June 30, 2010 and minor decreases in exposure to the Health Care (from 20% on June 30, 2009 to 18% on June 30, 2010) and Technology (from 25% on June 30, 2009 to 23% at June 30, 2010) sectors.

Our Laggards

Laggards during the year included Ruby Tuesday, Jack in the Box, BlackRock, Charles Schwab and Boston Scientific Corp.  Although we endorsed the strategic direction that new management was pursuing, the Fund liquidated its position in Boston Scientific because we believed that legacy issues, including lawsuits, damaged reputation and unfavorable pricing on older products, were overwhelming the company’s prospects in the current market environment.  The Fund also liquidated its position in Jack in the Box to pursue other opportunities offering a more favorable risk-reward profile.

As of June 30, 2010 the Fund maintained its positions in Ruby Tuesday, BlackRock and Charles Schwab.  We consider Ruby Tuesday a successful turnaround that the market has yet to fully recognize.  The company has completely revamped its restaurants, brand image and menu offerings over the last few years and continues to execute on stated goals of increasing customer counts, strengthening the brand and maximizing free cash flow.  We continue to see evidence that Charles Schwab is continuing to transform to a more

THE OLSTEIN ALL CAP VALUE FUND

dependable fee-based asset gathering model while focusing less on trading.  While poor market performance coupled with low interest rates has been squeezing Schwab’s revenues, we believe that Schwab will continue to benefit from problems at other banks/brokers and continue to build assets and deposits, as they have done during the current turmoil.  Although BlackRock completed its merger with Barclays Global Investors by the end of 2009, the company’s stock has been severely punished following an earnings miss for the first quarter of 2010 (the first full quarter operating with BGI).  While we don’t place much stock in short-term events such as a quarterly earnings miss, we believe the next couple of quarters pose a real test for the company. With the BGI integration largely behind them, we expect BlackRock to achieve new asset inflows thus improving its revenue base.

Our Leaders

Stocks that contributed positively to our performance in fiscal year 2010 include American Express, Macy’s, Ingersoll-Rand, Dr. Pepper Snapple Group and PetSmart.  Dr. Pepper Snapple Group and PetSmart are two examples of lesser-known mid-sized companies, as first discussed in our December 31, 2009 letter to shareholders, that withstood the downturn and offered significant capital appreciation potential during the early stages of recovery.  We believe Dr. Pepper should benefit from the recent reinvestment in its major brands (7up, Snapple, Sunkist, etc.) after spinning-off from its parent company Cadbury in May 2008.  We see meaningful opportunities for Dr. Pepper to grow top-line earnings growth through increased per-capita consumption, geographic expansion, new channel footprints and increased investment in its brands.  PetSmart is the leading specialty retailer that caters to pets.  The company continues to exploit this profitable niche effectively while maintaining strong financial discipline.  American Express is a premium credit card network and lender whose recent and forecast near-term profitability has been negatively affected by the recent credit crisis and macroeconomic environment.  We expect the company to return to normalized earnings power as economic conditions improve and consumers increase card usage. Ingersoll-Rand continues to transform from a deeply cyclical heavy machinery business to a diversified company with consistent revenues and earnings.  We believe the company has been setting the stage for future returns by selling off non-core business divisions and buying more stable infrastructure divisions. Macy’s, a national department store retailer, has risen to the challenges of integrating a large acquisition of May Department stores as well as weathering one of the deepest recessions on record.  Through cost-cutting and strong fiscal management (paying down debt and controlling inventories, in particular) the company continues to improve its margins and to surprise investors with higher

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same store sales, increased earnings growth and by reporting excess free cash flow materially above reported earnings.

SOME FINAL THOUGHTS TO CONSIDER

With cash balances at record levels investors should closely follow any and all indications that corporate cash is either being redistributed into the markets or being paid to shareholders.  Whether it is an increase in dividends, share buybacks or a pick-up in M&A deals, companies have begun to shift from the defensive posture of the past several years to pursue opportunistic financial strategies and thoughtful growth initiatives.  With productivity gains beginning to level off as businesses begin to stretch existing resources to their limit, the hiring picture should continue to improve as well.  The message for equity investors is becoming clearer and clearer – corporate confidence in the economic recovery continues to grow and investors should consider increasing their allocation to equities at what we believe is a most opportune time.

It is once again worth repeating that as value investors, we believe in having a long-term perspective in an environment that is maniacally focused on short-term news and events.  We believe our long-term horizon, when combined with our emphasis on a forensic analysis of financial statements, should increase the probability of achieving the Fund’s investment objective of long-term capital appreciation as the economic recovery continues to unfold and accelerates.  We appreciate your trust and remind you that our money is invested alongside yours.  We look forward to communicating with you again at the end of the next quarter.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chief Investment Officer	Co-Portfolio Manager
Head Portfolio Manager

THE OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995. (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions – see “Details“)

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	3/31/03	26,226
9/30/95	10,010	6/30/03	31,448
12/31/95	10,261	9/30/03	33,797
3/31/96	10,882	12/31/03	38,853
6/30/96	11,462	3/31/04	40,870
9/30/96	11,713	6/30/04	41,297
12/31/96	12,760	9/30/04	39,043
3/31/97	13,327	12/31/04	43,146
6/30/97	14,602	3/31/05	42,640
9/30/97	17,250	6/30/05	42,302
12/31/97	17,205	9/30/05	43,749
3/31/98	19,851	12/31/05	44,350
6/30/98	18,468	3/31/06	46,566
9/30/98	15,499	6/30/06	44,242
12/31/98	19,788	9/30/06	46,836
3/31/99	20,717	12/31/06	50,755
6/30/99	25,365	3/31/07	51,862
9/30/99	23,675	6/30/07	55,536
12/31/99	26,692	9/30/07	53,029
3/31/00	28,170	12/31/07	49,012
6/30/00	28,899	3/31/08	42,447
9/30/00	30,596	6/30/08	40,189
12/31/00	30,142	9/30/08	38,452
3/31/01	30,207	12/31/08	27,545
6/30/01	36,192	3/31/09	24,767
9/30/01	28,213	6/30/09	30,102
12/31/01	35,340	9/30/09	35,797
3/31/02	38,259	12/31/09	37,898
6/30/02	33,797	3/31/10	40,392
9/30/02	25,870	6/30/10	35,788
12/31/02	28,529

Details
The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 06/30/10, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 2.16%, -3.29%, and 17.89%, respectively.  Per the Fund’s 10/31/09 prospectus, the

THE OLSTEIN ALL CAP VALUE FUND

expense ratio for the Olstein All Cap Value Fund Class C was 2.33%.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. equity market. Investors cannot actually make investments in either index.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 20.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the preceding securities referenced.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks and charges and expenses of the Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s website at www.olsteinfunds.com.

Not FDIC insured / Not bank-guaranteed / May lose value.

Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/10.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return
	1 Year	5 Year	10 Year	Inception(4)
Olstein All Cap Value – Class C (1)	17.89%	(3.29)%	2.16%	9.01%
Russell 3000® Index (2)	15.72%	(0.48)%	(0.92)%	5.91%
S&P 500® Index (3)	14.43%	(0.79)%	(1.59)%	5.81%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price of the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1995.
(5)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Fiscal Year End of 6/30/10.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return
	1 Year	5 Year	10 Year	Inception(4)
Olstein All Cap Value – Adviser Class (1)	19.77%	(2.56)%	2.92%	4.31%
Russell 3000® Index (2)	15.72%	(0.48)%	(0.92)%	0.46%
S&P 500® Index (3)	14.43%	(0.79)%	(1.59)%	(0.41)%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses for each period and thus represents a “net return”.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1999.
(5)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of June 30, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 – June 30, 2010.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual
Class C	$1,000.00	$ 948.20	$11.01
Adviser Class	$1,000.00	$ 951.80	$ 7.40

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.49	$11.38
Adviser Class	$1,000.00	$1,017.21	$ 7.65

*
Expenses are equal to the Fund’s annualized expense ratio of 2.28% and 1.53% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2010

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2010

COMMON STOCKS – 98.0%
AIR FREIGHT & LOGISTICS – 0.7%	Shares	Value
FedEx Corp.	57,000	$3,996,270
BEVERAGES – 4.9%
The Coca-Cola Company	130,000	6,515,600
Constellation Brands, Inc. – Class A (a)	365,000	5,701,300
Dr Pepper Snapple Group, Inc.	205,000	7,664,950
Molson Coors Brewing Company – Class B	158,000	6,692,880
		26,574,730
BIOTECHNOLOGY – 2.2%
Charles River Laboratories International, Inc. (a)	190,000	6,499,900
Life Technologies Corporation (a)	117,000	5,528,250
		12,028,150
BUSINESS SERVICES – 1.5%
Hewitt Associates, Inc. – Class A (a)	243,100	8,377,226
CAPITAL MARKETS – 5.4%
BlackRock, Inc.	47,000	6,739,800
The Charles Schwab Corporation	490,000	6,948,200
Legg Mason, Inc.	351,000	9,838,530
Morgan Stanley	238,000	5,523,980
		29,050,510
CHEMICALS – 1.5%
E. I. du Pont de Nemours & Company	230,000	7,955,700
COMMERCIAL SERVICES & SUPPLIES – 3.8%
Cintas	346,000	8,293,620
Korn/Ferry International (a)	430,000	5,977,000
MasterCard, Inc. – Class A	31,000	6,185,430
		20,456,050
COMMUNICATIONS EQUIPMENT – 2.7%
Cisco Systems, Inc. (a)	321,500	6,851,165
CommScope, Inc. (a)	335,000	7,962,950
		14,814,115

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 98.0% – continued
COMPUTERS & PERIPHERALS – 4.9%	Shares	Value
Apple Inc. (a)	28,000	$7,042,840
Hewlett-Packard Company	205,000	8,872,400
International Business Machines Corporation (IBM)	39,000	4,815,720
NCR Corporation (a)	475,000	5,757,000
		26,487,960
CONSUMER FINANCE – 2.9%
American Express Company	192,000	7,622,400
Equifax, Inc.	287,000	8,053,220
		15,675,620
CONTAINERS & PACKAGING – 1.9%
Sealed Air Corporation	268,000	5,284,960
Sonoco Products Company	165,000	5,029,200
		10,314,160
DIVERSIFIED FINANCIAL SERVICES – 1.7%
AllianceBernstein Holding LP	365,000	9,431,600
ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.0%
Agilent Technologies, Inc. (a)	132,000	3,752,760
Thermo Fisher Scientific, Inc. (a)	145,000	7,112,250
		10,865,010
HEALTH CARE EQUIPMENT & SUPPLIES – 10.3%
Baxter International Inc.	194,000	7,884,160
Becton, Dickinson and Company	105,000	7,100,100
CareFusion Corporation (a)	337,000	7,649,900
Covidien PLC (b)	197,000	7,915,460
DENTSPLY International Inc.	165,000	4,935,150
Hospira, Inc. (a)	75,000	4,308,750
Stryker Corporation	180,000	9,010,800
Zimmer Holdings, Inc. (a)	132,000	7,134,600
		55,938,920
HEALTH CARE PRODUCTS – 0.8%
Johnson & Johnson	70,000	4,134,200

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 98.0% – continued
HEALTH CARE PROVIDERS & SERVICES – 1.7%	Shares	Value
Henry Schein, Inc. (a)	65,000	$3,568,500
Quest Diagnostics Incorporated	112,000	5,574,240
		9,142,740
HOUSEHOLD DURABLES – 1.7%
Harman International Industries, Incorporated (a)	314,000	9,385,460
HOUSEHOLD PRODUCTS – 2.1%
Kimberly-Clark Corporation	94,000	5,699,220
The Procter & Gamble Company	95,000	5,698,100
		11,397,320
INDUSTRIAL CONGLOMERATES – 4.1%
3M Co.	75,700	5,979,543
Teleflex Incorporated	160,000	8,684,800
Tyco International Ltd. (b)	218,000	7,680,140
		22,344,483
INSURANCE – 4.7%
The Chubb Corporation	137,000	6,851,370
Fidelity National Financial, Inc. – Class A	455,000	5,910,450
Hanover Insurance Group Inc.	133,000	5,785,500
W. R. Berkley Corporation	272,000	7,197,120
		25,744,440
IT SERVICES – 1.3%
Accenture PLC – Class A (b)	184,100	7,115,465
MACHINERY – 4.4%
Cummins Inc.	78,000	5,080,140
Ingersoll-Rand Co. – Class A (b)	225,000	7,760,250
Pall Corporation	150,000	5,155,500
The Timken Company	220,000	5,717,800
		23,713,690
MANAGEMENT CONSULTING SERVICES – 1.4%
ABB Limited – ADR (b)	440,000	7,603,200

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 98.0% – continued
MEDIA – 1.5%	Shares	Value
The Walt Disney Company	260,000	$8,190,000
MULTILINE RETAIL – 1.8%
Macy’s, Inc.	540,000	9,666,000
OFFICE ELECTRONICS – 1.7%
Xerox Corporation	1,125,000	9,045,000
OIL & GAS – 1.1%
Exxon Mobil Corporation	100,000	5,707,000
RESTAURANTS – 4.4%
Brinker International, Inc.	375,000	5,422,500
Burger King Holdings Inc.	380,000	6,399,200
McDonald’s Corporation	72,000	4,742,640
Ruby Tuesday, Inc. (a)	838,000	7,123,000
		23,687,340
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 5.1%
Intel Corporation	855,000	16,629,750
Novellus Systems, Inc. (a)	212,000	5,376,320
Teradyne, Inc. (a)	600,000	5,850,000
		27,856,070
SOFTWARE – 3.3%
Microsoft Corporation	485,000	11,159,850
Teradata Corporation (a)	219,000	6,675,120
		17,834,970
SPECIALTY RETAIL – 9.5%
Bed Bath & Beyond, Inc. (a)	180,000	6,674,400
Collective Brands, Inc. (a)	604,000	9,543,200
The Home Depot, Inc.	280,000	7,859,600
Lowe’s Companies, Inc.	345,000	7,044,900
PetSmart, Inc.	250,000	7,542,500
RadioShack Corporation	450,000	8,779,500
The TJX Companies, Inc.	95,000	3,985,250
		51,429,350
TEXTILES, APPAREL & LUXURY GOODS – 1.0%
Jones Apparel Group, Inc.	337,000	5,341,450
TOTAL COMMON STOCKS (Cost $517,607,181)		531,304,199

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENTS – 2.4%
MONEY MARKET FUNDS (c) – 2.4%	Shares	Value
Fidelity Institutional Money Market – Money Market Portfolio – Class I, 0.25%	13,203,894	$13,203,894

TOTAL SHORT-TERM INVESTMENTS (Cost $13,203,894)		13,203,894

TOTAL INVESTMENTS – 100.4%
(Cost $530,811,075)		544,508,093
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(2,289,301)
TOTAL NET ASSETS – 100.0%		$542,218,792

ADR  American Depository Receipt.
(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2010

Assets:
Investments, at value
(cost $530,811,075)	$544,508,093
Cash	16,100
Receivable for securities sold	945,335
Receivable for capital shares sold	167,285
Dividends and interest receivable	540,826
Other assets	103,470
Total Assets	$546,281,109

Liabilities:
Payable for securities purchased	1,034,085
Payable for capital shares redeemed	897,933
Distribution expense payable	1,236,825
Payable to Investment Manager (See Note 5)	478,683
Payable to Trustees	48,959
Accrued expenses and other liabilities	365,832
Total Liabilities	4,062,317
Net Assets	$542,218,792

Net Assets Consist of:
Capital stock	$854,656,411
Undistributed net investment income	23,941
Accumulated net realized loss on investments sold	(326,158,578)
Net unrealized appreciation on investments	13,697,018
Total Net Assets	$542,218,792

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$488,579,567
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	47,612,873
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$10.26

ADVISER CLASS:
Net Assets	$53,639,225
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,683,307
Net asset value, offering and redemption price per share	$11.45

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2010
Investment Income:
Dividend income (net of foreign taxes withheld of $4,280)	$8,985,478
Interest income	17,682
Total investment income	9,003,160

Expenses:
Investment management fee (See Note 5)	6,071,596
Distribution expense – Class C (See Note 6)	5,430,355
Distribution expense – Adviser Class (See Note 6)	160,310
Shareholder servicing and accounting costs	825,907
Administration fee	390,596
Professional fees	215,939
Trustees’ fees and expenses	144,416
Reports to shareholders	84,325
Federal and state registration	67,610
Custody fees	51,599
Other	82,339
Total expenses	13,524,992
Net investment loss	(4,521,832)

Realized and Unrealized Gain on Investments:
Realized gain on investments	61,388,336
Change in unrealized appreciation/depreciation on investments	48,768,151
Net realized and unrealized gain on investments	110,156,487
Net Increase in Net Assets Resulting from Operations	$105,634,655

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2010	June 30, 2009
Operations:
Net investment loss	$(4,521,832)	$(1,993,081)
Net realized gain (loss) on:
Investments of unaffiliated issuers	61,388,336	(368,619,886)
Investments of affiliated issuers	—	(9,714,440)
Change in unrealized appreciation on investments	48,768,151	130,960,881
Net increase (decrease) in net assets resulting from operations	105,634,655	(249,366,526)

Distributions to Class C Shareholders
from Net Realized Gains	—	(2,008,776)

Distributions to Adviser Class Shareholders
from Net Realized Gains	—	(226,231)

Net decrease in net assets from
Fund share transactions (Note 7)	(101,502,342)	(224,809,070)

Total Increase (Decrease) in Net Assets	4,132,313	(476,410,603)

Net Assets:
Beginning of period	538,086,479	1,014,497,082
End of period*	$542,218,792	$538,086,479
* Including undistributed net investment income of:	$23,941	$122,092

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006
Net Asset Value – Beginning of Period	$8.63	$11.57	$19.05	$16.37	$17.54
Investment Operations:
Net investment loss (1)	(0.09)	(0.04)	(0.10)	(0.13)	(0.12)
Net realized and unrealized
gain (loss) on investments	1.72	(2.86)	(4.55)	4.18	0.94
Total from investment operations	1.63	(2.90)	(4.65)	4.05	0.82
Distributions from net realized
gain on investments	—	(0.04)	(2.83)	(1.37)	(1.99)
Net Asset Value – End of Period	$10.26	$8.63	$11.57	$19.05	$16.37

Total Return‡	18.89%	(25.10)%	(27.63)%	25.53%	4.59%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.31%	2.33%	2.23%	2.19%	2.19%
Net investment loss	(0.82)%	(0.41)%	(0.67)%	(0.73)%	(0.69)%
Portfolio turnover rate (2)	47.90%	103.79%	98.00%	79.57%	59.44%
Net assets at end of period (000 omitted)	$488,580	$478,527	$860,438	$1,508,138	$1,355,960

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007	2006
Net Asset Value – Beginning of Period	$9.56	$12.72	$20.49	$17.39	$18.38
Investment Operations:
Net investment income (loss) (1)	(0.01)	0.03	0.01	0.00	0.01
Net realized and unrealized
gain (loss) on investments	1.90	(3.15)	(4.95)	4.47	0.99
Total from investment operations	1.89	(3.12)	(4.94)	4.47	1.00
Distributions from net realized
gain on investments	—	(0.04)	(2.83)	(1.37)	(1.99)
Net Asset Value – End of Period	$11.45	$9.56	$12.72	$20.49	$17.39

Total Return	19.77%	(24.56)%	(27.06)%	26.48%	5.40%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.56%	1.58%	1.48%	1.44%	1.44%
Net investment income (loss)	(0.07)%	0.34%	0.08%	0.02%	0.06%
Portfolio turnover rate (2)	47.90%	103.79%	98.00%	79.57%	59.44%
Net assets at end of period (000 omitted)	$53,639	$59,559	$154,059	$304,952	$280,596

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

34	Letter to Shareholders

45	Expense Example

47	Schedule of Investments

50	Statement of Assets
and Liabilities

52	Statement of Operations

53	Statements of Changes
in Net Assets

54	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND
Letter to Shareholders

ACTIVIST INVESTING DURING RECOVERY – WILL
INCREASED ACTIVISM SPUR THE OVERALL MARKET?

DEAR FELLOW SHAREHOLDERS:

After improving steadily during the first ten months of the Fund’s fiscal year, equity markets slowed abruptly in May and June of 2010 as the European sovereign debt and banking crisis renewed worries of a global economic slowdown. Against this backdrop, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund had a total return of 21.05% for the fiscal year ended June 30, 2010 compared to a return of 24.03% for the Russell 2500® Index and a return of 14.43% for the S&P 500® Index over the same time period.

MARKET OUTLOOK

The European banking and credit crisis that unfolded earlier this spring combined with a slowdown in U.S. GDP growth, exposed deep investor concerns regarding the strength and pace of economic recovery and renewed fears of a possible double-dip recession. While we do not believe that the double-dip recession scenario will develop, we do recognize that a more robust recovery requires a reduction in historically high levels of unemployment, increased price stability in the housing market and further rehabilitation of credit markets.

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Class A return as of 06/30/10 for the three-year period, one-year period and since inception date of 11/01/06 assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50% was -11.96%, 14.42%, and -5.45% respectively.  Per the Fund’s 10/31/09 prospectus, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 2.61% and the net expense ratio was 1.61% after contractual expense waiver and/or reimbursement.  Expense ratios for other share classes will vary. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Economic recoveries are bumpy and we expect that the daily barrage of economic news, however slight, is likely to cause periods of increased market volatility.  We believe that the market should eventually begin to recognize the comeback in corporate earnings and liquidity that is already under way.  We further believe the best approach for an uneven economic and investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt, and to buy such companies at a significant discount to our calculation of their intrinsic value.

While investors are understandably unsettled by volatility that has recently characterized equity markets, we believe it is important to maintain a mindset that looks beyond daily market moves with an understanding that the market should eventually recognize companies with strong fundamentals, stable cash flow and above-average operating returns. During the second half of 2010 we expect the market to reward companies that have practiced sound capital management, focused their priorities during the prolonged downturn, and continued to deliver high-quality earnings to shareholders.  As signs of economic recovery begin to multiply; as consumer spending ticks upward and as the employment picture improves, we believe it will be those well-capitalized, well-run companies that reap the benefits of a macroeconomic recovery.

PORTFOLIO AND PERFORMANCE REVIEW

At June 30, 2010, the Fund’s portfolio consisted of 39 holdings with an average weighted market capitalization of $2.37 billion.  Throughout the fiscal year ended June 30, 2010 we continued to modify the portfolio to maintain what we believed was the appropriate defensive posture in light of market volatility, while at the same time, capitalizing on that volatility to take advantage of extremely compelling buying opportunities in what we believe are well-run, well-capitalized companies selling at extreme discounts to our determination of their intrinsic value.  During the fiscal year, the Fund initiated positions in twelve companies and strategically added to established positions in ten companies.  Over the same time period the Fund eliminated its holdings in sixteen companies and decreased its holdings in another four companies.  During the fiscal year, we eliminated or reduced positions in companies where changing conditions or new information resulted, in our opinion, in additional risk and/or reduced appreciation potential.  We also reduced or eliminated positions in companies that reached our valuation levels and redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Our Leaders

Notable gainers in the Fund’s portfolio during the past fiscal year, include: specialty cosmetics company, Bare Escentuals; women’s apparel retailer, Dress Barn, Inc.; specialty restaurant operator, Cracker Barrel Old Country Store, specialty footwear retailer, Finish Line; and national department store operator, Macy’s Inc.  At the end of the fiscal year on June 30, 2010, the Fund maintained positions in Cracker Barrel Old Country Store, Finish Line and Macy’s. During the course of the fiscal year the Fund sold its positions in Bare Escentuals and Dress Barn.

On January 14, 2010, Japanese cosmetics company, Shiseido announced an offer to acquire all outstanding shares of Bare Escentuals’ common stock for $18.20 per share. The tender offer price represented a 41% premium to Bare Escentuals’ average closing stock price over the three-month period ended January 13, 2010. The Fund sold its position in Bare Escentuals as the company’s stock price increased significantly following the announcement of the transaction. The Fund gradually began to sell its position in Dress Barn during the fourth quarter of 2009 and accelerated its selling in March 2010 as the company’s stock moved towards our valuation level as well as a five-year high for the company’s stock price.

Our Laggards

The biggest detractors from performance during the past fiscal year included: Flanders Corporation, an air filtration manufacturer; fast-food restaurant company, Jack in the Box; medical device manufacturer and distributor, Boston Scientific Corp.; investment management and mutual fund firm, Janus Capital Group; and footwear and accessories retailer, Collective Brands Inc. During the course of the fiscal year, the Fund liquidated its positions in Flanders Corporation and Boston Scientific.

Although we endorsed the strategic direction that new management was pursuing, the Fund liquidated its holdings in Boston Scientific because we believed that legacy issues, including lawsuits, damaged reputation and unfavorable pricing on older products, were overwhelming the company’s prospects in the current market environment. The Fund liquidated its position in Flanders Corporation as it became increasingly apparent that it would take significantly longer than expected for the company to improve its operating results in the face of increased competitive and pricing pressures.

The Fund increased its commitment to Janus Capital Group and Collective Brands during the last half of the fiscal year.  Janus Capital is a niche player in the asset management business with $147 billion in assets under management as of June 30, 2010.  While historically known as an investment firm

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

focused on growth equity investing, for the past several years Janus has been diversifying its offerings across a range of equity, fixed income, risk management and alternative investment products. With the hiring of a new CEO in January 2010, we expect Janus to continue to broaden its reach through growth of its fixed income business, increased penetration of the institutional market, and expansion in global markets.

Collective Brands was formed in 2007 when Payless ShoeSource acquired Collective Brands, formerly known as the Stride Rite Corporation. Through the combined Payless and Stride Rite franchise, Payless has transformed the company from a discount fashion shoe retailer to a portfolio of brands which includes premium, children’s and athletic footwear along with a solid licensing company. Collective Brand’s reaches a broad range of consumer segments at multiple price points and through multiple sales channels including retail, wholesale and licensing arrangements. We believe the company’s business model presents opportunities for both sales and earnings growth and improved operating margins. More importantly, however, we believe that even without improving margins, the focused pay down of debt and attention to the supply chain and inventory management will drive significant free cash flow for the foreseeable future.

REVIEW OF ACTIVIST HOLDINGS

As of June 30, 2010, the Fund was invested in nine activist holdings, which represented approximately 25% of the Fund’s equity investments and four of its top ten holdings.  Each of these situations fits our definition of an activist investment where an outside investor, usually a hedge fund, private equity investor or Olstein Capital Management, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

In addition to the Cheesecake Factory where Olstein has led activist efforts to date, the Fund’s current activist holdings include global asset management firm, Legg Mason Inc.; a technology hardware and equipment company, Commscope Inc.; footwear wholesaler and retailer, Collective Brands; audio products and electronic systems manufacturer, Harman International; business technology and services company, NCR Corp.; document systems and services company, Xerox; tool and equipment manufacturer, Snap-on Inc.; and research and drug development company, Charles River Laboratories. We continue to monitor the progress of the activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

As with all of our activist situations, one of the most important variables we consider, especially during turbulent economic times, is “how long will it take for this company to improve its operations and results?” Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time notwithstanding the economic environment. Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value over the next three to five years, we are willing to wait as operating results improve if we are being sufficiently rewarded for the risk we have taken, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.  During the course of the past fiscal year, however, we concluded that our investment thesis and outlook for one of our activist holdings, Steris Corporation, a medical and surgical support product manufacturer deteriorated in the face of an U.S. Food and Drug Administration (FDA) warning on one of their leading products.  On December 3, 2009, the FDA issued a Safety Alert for the Steris System 1 (SS1) Processor used in surgical and endoscopy suites for sterilizing or disinfecting medical devices. The FDA Alert stated that “FDA recommends that if a facility has an acceptable alternative to the SS1 to meet sterilization and disinfection needs, the facility should transition to that alternative as soon as possible to ensure continued patient safety.” Since the SS1 accounted for approximately ten percent of the company’s revenues we eliminated the position and reinvested the proceeds in other opportunities.

The Fund also sold its holdings in two other activist holdings, Hillenbrand Industries and Zebra Technologies as the prices of each company’s stock approached our private market valuations.  The proceeds from these sales were invested in opportunities that we believed offered greater upside potential.  The Fund also sold its positions in two other activist holdings, Bare Escentuals and Dress Barn Inc. as these companies reached our valuation levels. As previously noted, Bare Escentuals and Dress Barn were two of the Fund’s top-performing holdings for the fiscal year.

OUTLOOK FOR ACTIVIST INVESTING
DURING RECOVERY — WILL INCREASED
ACTIVISM SPUR THE OVERALL MARKET?

As has happened many times before over the brief life of the Olstein Strategic Opportunities Fund (and throughout the longer history of the Olstein All Cap Value Fund), our forensic analysis identified investment opportunities in companies with strong free cash flow and unique business models that later attracted the attention of a private equity or activist investor.  For four of the Fund’s nine activist situations, outside activist investors undertook their

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Schedule 13D filings during the past three months after the Fund had already accumulated substantial positions in each of these companies.  These holdings include Charles River Laboratories, Collective Brands, Legg Mason, and Snap-on, Inc.

At the start of the fiscal year, the Fund was invested in only three activist holdings which represented approximately 7% of the Fund’s equity investments and one of its top ten holdings.  By the end of the fiscal year, the number of activist situations in the Fund’s portfolio increased to nine holdings, representing 25% of the Fund’s equity investments and four of its top ten holdings.  According to RiskMetrics Group although the number of 13D filings during the first six months of 2010 is slightly behind the number of filings during the first six months of 2009,  filings during the second quarter of 2010 increased 8% over the second quarter of 2009. This very recent development does not surprise us since we believe the outlook for an increase in activist investing has greatly improved in 2010 due to three primary factors: (1) ever growing pressure on company managements to increase shareholder returns following the severe bear market; (2) greatly improved credit markets; and (3) record stockpiles of cash on corporate balance sheets.

During the early stages of economic recovery, particularly following as severe a recession as we recently experienced, the macroeconomic environment tends to be uneven and often triggers periods of market volatility that overshadow company fundamentals.  A great number of companies across all market sectors continue to trade at significant discounts to their intrinsic value at a time when the severe recession and bumpy recovery have exposed many of their strategic, operational or management deficiencies. Company managements are currently under tremendous pressure to increase shareholder value while market momentum is not expected to provide a tailwind that would lift their company’s stock price.  In the market environment that we envision over the next several years, pressure on management to increase shareholder value is likely to mount making management much more receptive to hearing recommended strategies and approaches of activist investors.

We also anticipate that many activist investors will seek to unlock the significant potential of the record levels of cash on corporate balance sheets. We fully expect as the economic recovery continued to unfold that activist investors will engage more company managements with the stipulation that they redeploy cash into shareholder-friendly initiatives. As a strong rebound in corporate earnings continued to unfold through the first half of 2010, we believe more activists will prod companies to shed their defensive posture either to use cash to directly benefit shareholders through share buybacks and dividends or to consider strategic alternatives such as mergers, acquisitions or asset sales.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

We anticipate that “balance sheet” and merger and acquisition activism will drive many activist efforts during the remainder of 2010 and well into 2011.  Through balance sheet or financial activism an outside investor seeks to have a target company loosen the purse strings and return cash on the balance sheet to shareholders through special or increased dividends or share buybacks.  While many companies may think they need a large cash balance as insurance against another economic downturn, we expect that with enough prodding, activists will get companies to explore the alternative ways to deploy cash, focusing on dividend payouts and share buybacks,  in order to increase shareholder value.

We expect that a great number of activists will target companies that have underperformed their sector or peer group to seriously consider strategic alternatives, such as mergers, spin-offs and sale of non-core or non-productive assets.  Taking a cue from the uptick in overall M&A activity and assisted by ongoing improvement in credit markets, we foresee an increase in activist-driven M&A and related activity towards the end of 2010 continuing into 2011.

We also expect to see a rise in “operational activism” as the recovery continues to move forward. An operational activist seeks to increase shareholder value by improving a company’s operating margins and quality of earnings, through better revenue management, productivity gains and/or cost cutting measures.  Most of our activist endeavors in the Fund to date (and in the Olstein All Cap Value Fund over its long history) fall into this category.  Since our investment analysis focuses on how a company’s operations generate sustainable free cash flow as well as the level of ongoing investment required to maintain and grow free cash flow, our activist campaigns have been shaped by what a company needs to do to improve free cash flow and operating margins.  In the wake of the recession and with many of their operational shortcomings readily apparent, we believe there will be an ample supply of companies, particularly small- to mid-sized companies that would greatly benefit from activist intervention.

With new capital targeting activist situations and an ample supply of companies that fit the activist profile (especially those companies with high cash balances that are trading at significant discounts to intrinsic value) we believe activist investing is poised to make a strong comeback in 2010 and 2011. Activist investors, who typically improve a company’s stock price through their own initiatives, may stand out in a market that fails to lift equity prices across the board.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

SOME FINAL THOUGHTS

As the clouds continue to lift and uncertainty about the economy abates, equity markets should regain a balanced perspective and focus on company fundamentals.  Since time has taught us that patience provides generous opportunities for the diligent investor, we intend to stay the course and invest in companies that, in our opinion, have the financial strength to ride out any remnants of the recession while offering favorable long-term business prospects.  We continue to invest our money alongside yours and value your trust and thank you for your perseverance.  We look forward to writing to you again at the close of the next quarter and remind you that we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. Investing in a non-diversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

There is no assurance that the Olstein Funds will achieve their investment objective.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The activist strategy invests in stocks of underperforming companies and any share-

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

holder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.  The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500® includes the smallest 2500 securities in the Russell 3000®.  The Russell 2500® Index is not an investment product available for purchase.

For a complete listing of the Olstein Strategic Opportunities Fund’s portfolio holdings, please see the Schedule of Investments starting on page 47.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the preceding securities referenced.

Not FDIC insured / Not bank-guaranteed / May lose value.  Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/10.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return
	1 Year	Inception+
Olstein Strategic Opportunities – Class A (without load) (1)	21.05%	(3.98)%
Olstein Strategic Opportunities – Class A (load adjusted) (1)	14.42%	(5.45)%
Russell 2500® Index (2)	24.03%	(3.12)%
S&P 500® Index (3)	14.43%	(5.38)%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/10.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return
	1 Year	Inception+
Olstein Strategic Opportunities – Class C (1)	19.26%	(4.62)%
Russell 2500® Index (2)	24.03%	(3.12)%
S&P 500® Index (3)	14.43%	(5.38)%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2010

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2010 – June 30, 2010.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/10	6/30/10	1/1/10 – 6/30/10
Actual
Class A	$1,000.00	$ 955.40	$ 7.76
Class C	$1,000.00	$ 952.20	$11.37

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.86	$ 8.00
Class C	$1,000.00	$1,013.14	$11.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

Allocation of Portfolio Assets as a percentage of investments
June 30, 2010

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2010

COMMON STOCKS – 99.0%
BEVERAGES – 2.4%	Shares	Value
Constellation Brands, Inc. – Class A (a)	22,000	$343,640
BIOTECHNOLOGY – 3.5%
Charles River Laboratories International, Inc. (a)	9,000	307,890
Life Technologies Corporation (a)	4,000	189,000
		496,890
BUSINESS SERVICES – 4.4%
Barrett Business Services, Inc.	22,000	272,800
Hewitt Associates, Inc. – Class A (a)	10,000	344,600
		617,400
CAPITAL MARKETS – 6.3%
Janus Capital Group Inc.	36,000	319,680
Legg Mason, Inc.	20,500	574,615
		894,295
COMMERCIAL SERVICES & SUPPLIES – 3.9%
Brady Corporation – Class A	8,000	199,360
Cintas	15,000	359,550
		558,910
COMMUNICATIONS EQUIPMENT – 2.9%
CommScope, Inc. (a)	17,000	404,090
COMPUTERS & PERIPHERALS – 3.4%
NCR Corporation (a)	40,000	484,800
DIVERSIFIED FINANCIAL SERVICES – 3.3%
AllianceBernstein Holding LP	17,800	459,952
HEALTH CARE EQUIPMENT & SUPPLIES – 7.4%
CONMED Corporation (a)	18,000	335,340
DENTSPLY International Inc.	8,000	239,280
Medical Action Industries, Inc. (a)	39,000	467,610
		1,042,230

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 99.0% – continued
HOUSEHOLD DURABLES – 4.8%	Shares	Value
Harman International Industries, Incorporated (a)	15,000	$448,350
Snap-on, Incorporated	5,500	225,005
		673,355
INDUSTRIAL CONGLOMERATES – 7.1%
Standex International Corporation	14,000	354,900
Teleflex Incorporated	12,000	651,360
		1,006,260
INSURANCE – 4.4%
Fidelity National Financial, Inc. – Class A	22,000	285,780
W. R. Berkley Corporation	13,000	343,980
		629,760
MACHINERY – 6.3%
Columbus McKinnon Corporation (a)	21,000	293,370
The Middleby Corporation (a)	6,000	319,140
The Timken Company	11,000	285,890
		898,400
MULTILINE RETAIL – 3.8%
Macy’s, Inc.	30,000	537,000
OFFICE ELECTRONICS – 3.3%
Xerox Corporation	58,000	466,320
RESTAURANTS – 13.3%
Brinker International, Inc.	23,000	332,580
Burger King Holdings Inc.	18,500	311,540
The Cheesecake Factory Incorporated (a)	9,500	211,470
Cracker Barrel Old Country Store Inc.	5,500	256,080
Jack in the Box Inc. (a)	12,000	233,400
Ruby Tuesday, Inc. (a)	63,000	535,500
		1,880,570
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 8.0%
Entegris Inc. (a)	100,000	397,000
Microsemi Corporation (a)	23,000	336,490
Teradyne, Inc. (a)	41,000	399,750
		1,133,240

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 99.0% – continued
SPECIALTY RETAIL – 8.4%	Shares	Value
Collective Brands, Inc. (a)	25,000	$395,000
The Finish Line, Inc. – Class A	23,000	320,390
RadioShack Corporation	24,000	468,240
		1,183,630
TEXTILES, APPAREL & LUXURY GOODS – 2.1%
Jones Apparel Group, Inc.	19,000	301,150
TOTAL COMMON STOCKS (Cost $14,601,620)		14,011,892

SHORT-TERM INVESTMENTS – 1.4%
MONEY MARKET FUNDS (b) – 1.4%
Fidelity Institutional Money Market – Money Market Portfolio – Class I, 0.25%	203,880	203,880

TOTAL SHORT-TERM INVESTMENTS (Cost $203,880)		203,880

TOTAL INVESTMENTS – 100.4%
(Cost $14,805,500)		14,215,772
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(61,483)
TOTAL NET ASSETS – 100.0%		$14,154,289

(a)Non-income producing security.
(b)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2010

Assets:
Investments, at value (cost $14,805,500)	$14,215,772
Receivable for capital shares sold	26,166
Dividends and interest receivable	8,978
Other assets	11,531
Total Assets	14,262,447

Liabilities:
Payable for capital shares redeemed	46,140
Distribution expense payable	20,715
Payable to Investment Manager (See Note 5)	5,340
Payable to Trustees	860
Accrued expenses and other liabilities	35,103
Total Liabilities	108,158
Net Assets	$14,154,289

Net Assets Consist of:
Capital stock	$18,581,231
Accumulated net realized loss on investments sold	(3,837,214)
Net unrealized depreciation on investments	(589,728)
Total Net Assets	$14,154,289

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$7,112,449
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	829,855
Net asset value and redemption price per share	$8.57
Maximum offering price per share	$9.07

CLASS C:
Net Assets	$7,041,840
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	841,268
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$8.37

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended
June 30, 2010
Investment Income:
Dividend income	$132,228
Interest income	299
Total investment income	132,527

Expenses:
Investment management fee (See Note 5)	141,632
Distribution expense – Class A (See Note 6)	17,501
Distribution expense – Class C (See Note 6)	71,625
Shareholder servicing and accounting costs	56,536
Federal and state registration	32,614
Professional fees	27,691
Administration fee	20,075
Custody fees	6,296
Trustees’ fees and expenses	3,154
Reports to shareholders	1,875
Other	1,377
Total expenses	380,376
Expense reimbursement by Investment Manager (See Note 5)	(100,047)
Net Expenses	280,329
Net investment loss	(147,802)

Realized and Unrealized Gain on Investments:
Realized gain on investments	1,778,053
Change in unrealized appreciation/depreciation on investments	578,789
Net realized and unrealized gain on investments	2,356,842
Net Increase in Net Assets Resulting from Operations	$2,209,040

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2010	June 30, 2009
Operations:
Net investment loss	$(147,802)	$(119,401)
Net realized gain (loss) on investments	1,778,053	(3,901,684)
Change in unrealized appreciation/depreciation on investments	578,789	1,867,063
Net increase (decrease) in net assets resulting from operations	2,209,040	(2,154,022)

Net increase (decrease) in net assets from
Fund share transactions (Note 7)	810,509	(951,974)

Total Increase (Decrease) in Net Assets	3,019,549	(3,105,996)

Net Assets:
Beginning of period	11,134,740	14,240,736
End of period	$14,154,289	$11,134,740

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	Nov. 1,
	Year	Year	Year	2006 (1)
	Ended	Ended	Ended	through
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2008	2007
Net Asset Value – Beginning of Period	$7.08	$8.32	$11.94	$10.00
Investment Operations:
Net investment income (loss) (2)	(0.06)	(0.05)	(0.07)	0.03
Net realized and unrealized gain (loss) on investments	1.55	(1.19)	(3.49)	1.91
Total from investment operations	1.49	(1.24)	(3.56)	1.94
Distributions from:
Net investment income	—	—	(0.01)	—
Net realized gain on investments	—	—	(0.05)	—
Total distributions	—	—	(0.06)	—
Net Asset Value – End of Period	$8.57	$7.08	$8.32	$11.94

Total Return‡	21.05%	(14.90)%	(29.93)%	19.40	%*
Ratios (to average net assets)/Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.31%	2.60%	2.17%	3.21	%**
After expense waiver and/or reimbursement	1.60%	1.60%	1.60%	1.60	%**
Ratio of net investment income (loss):
Before expense waiver and/or reimbursement	(1.37)%	(1.69)%	(1.27)%	(1.15	)%**
After expense waiver and/or reimbursement	(0.66)%	(0.69)%	(0.70)%	0.46	%**
Portfolio turnover rate (3)	69.78%	107.54%	100.57%	19.09%
Net assets at end of period (000 omitted)	$7,112	$5,190	$5,943	$8,647

‡	Total returns do not reflect any sales charge for Class A Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the		Nov. 1,
	Year	Year	Year		2006 (1)
	Ended	Ended	Ended		through
	June 30,	June 30,	June 30,		June 30,
	2010	2009	2008		2007
Net Asset Value – Beginning of Period	$6.96	$8.25	$11.92		$10.00
Investment Operations:
Net investment loss (2)	(0.12)	(0.10)	(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments	1.53	(1.19)	(3.48)		1.94
Total from investment operations	1.41	(1.29)	(3.62)		1.92
Distributions from:
Net investment income	—	—	(0.00	)(3)	—
Net realized gain on investments	—	—	(0.05)		—
Total distributions	—	—	(0.05)		—
Net Asset Value – End of Period	$8.37	$6.96	$8.25		$11.92

Total Return‡	20.26%	(15.64)%	(30.45)%		19.20	%*
Ratios (to average net assets)/Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	3.06%	3.35%	2.92%		3.96	%**
After expense waiver and/or reimbursement	2.35%	2.35%	2.35%		2.35	%**
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(2.12)%	(2.44)%	(2.02)%		(1.90	)%**
After expense waiver and/or reimbursement	(1.41)%	(1.44)%	(1.45)%		(0.29	)%**
Portfolio turnover rate (4)	69.78%	107.54%	100.57%		19.09%
Net assets at end of period (000 omitted)	$7,042	$5,945	$8,298		$8,021

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Amount is less than (0.005) per share.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

THE OLSTEIN FUNDS

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$107,699,600	$—	$—	$107,699,600
Consumer Staples	37,972,050	—	—	37,972,050
Energy	5,707,000	—	—	5,707,000
Financials	78,034,380	—	—	78,034,380
Health Care	89,391,160	—	—	89,391,160
Industrials	71,296,683	—	—	71,296,683
Information Technology	115,283,566	—	—	115,283,566
Manufacturing	7,649,900	—	—	7,649,900
Materials	18,269,860	—	—	18,269,860
Total Equity	531,304,199	—	—	531,304,199
Short-Term Investment	13,203,894	—	—	13,203,894
Total Investments in Securities	$544,508,093	$—	$—	$544,508,093

Strategic Opportunities Fund
Equity
Consumer Discretionary	$4,350,700	$—	$—	$4,350,700
Consumer Staples	343,640	—	—	343,640
Financials	1,984,007	—	—	1,984,007
Health Care	2,190,480	—	—	2,190,480
Industrials	1,955,115	—	—	1,955,115
Information Technology	2,833,050	—	—	2,833,050
Manufacturing	354,900	—	—	354,900
Total Equity	14,011,892	—	—	14,011,892
Short-Term Investments	203,880	—	—	203,880
Total Investments in Securities	$14,215,772	$—	$—	$14,215,772

THE OLSTEIN FUNDS

On January 21, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures, (formerly FASB Statement No. 157), to require additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In March 2008, the Trust adopted an accounting standard involving disclosures of derivatives and hedging activities that is effective for fiscal years beginning after November 15, 2008.  The standard is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  The standard does not have any impact on the Funds’ financial disclosures because the Funds have not maintained any positions in derivative instruments or engaged in hedging activities.

In preparing these financial statements, the Trust has evaluated events after June 30, 2010 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

THE OLSTEIN FUNDS

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Accordingly, at June 30, 2010, reclassifications were recorded as follows.

	All Cap Value Fund	Strategic Opportunities Fund
Undistributed net investment income	$4,423,681	$147,802
Accumulated gains (losses)	(159,052)	(16,647)
Capital stock	(4,264,629)	(131,155)

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

THE OLSTEIN FUNDS

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

3	Purchases and Sales of Investment Securities During the year ended June 30, 2010, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$275,454,446	$372,507,245
Strategic Fund	$10,248,064	$9,518,172

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Cost of Investments	$532,886,645	$14,854,195
Gross unrealized appreciation	$63,297,325	$1,245,789
Gross unrealized depreciation	(51,675,877)	(1,884,212)
Net unrealized appreciation (depreciation)	$11,621,448	$(638,423)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated losses	$(324,059,067)	$(3,788,519)
Total accumulated losses	$(312,437,619)	$(4,426,942)

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At June 30, 2010, the accumulated capital loss carryforwards were asfollows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Expiring in 2017	$165,660,774	$1,361,584
Expiring in 2018	158,398,293	2,426,935
Total capital loss carryforwards	$324,059,067	$3,788,519

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

THE OLSTEIN FUNDS

The tax components of dividends paid by the Funds during the periods ended June 30, 2010 and June 30, 2009 were as follows:

	Year Ended	Year Ended
All Cap Value Fund	June 30, 2010	June 30, 2009
Ordinary Income	$—	$—
Long-Term Capital Gains	$—	$2,235,007
Strategic Fund
Ordinary Income	$—	$—
Long-Term Capital Gains	$—	$—

The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2009.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of June 30, 2010.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  Prior to October 31, 2009, the All Cap Fund’s contractual invest-

THE OLSTEIN FUNDS

ment management fee was 1.00% of the Fund’s average daily net assets.  For the year ended June 30, 2010, the All Cap Value Fund incurred investment management fees of $6,071,596, with $478,683 payable to the Investment Manager as of June 30, 2010.  For the same period, the Strategic Fund incurred management fees of $141,632, with $5,340 net payable to the Investment Manager as of June 30, 2010. The investment manager receivables and payables are settled monthly. The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2010 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2011	$97,379
2012	108,501
2013	100,047
Total	$305,927

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein (the “Distributor”) has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class and further amended and restated effective October 1, 2007), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund’s shares and for

THE OLSTEIN FUNDS

shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares.  For the year ended June 30, 2010, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $5,430,355 for Class C and $160,310 for Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares.  For the year ended June 30, 2010, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $17,501 for Class A and $71,625 for Class C shares.

During the year ended June 30, 2010, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At June 30, 2010, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,094,023	$11,673,304	1,283,312	$11,807,345
Shares issued to shareholders in
reinvestment of distributions	—	—	220,852	1,919,204
Shares redeemed	(8,959,430)	(95,112,114)	(20,374,591)	(182,149,934)
Capital contribution*	—	1,110	—	—
Net decrease	(7,865,407)	$(83,437,700)	(18,870,427)	$(168,423,385)

Shares Outstanding:
Beginning of period	55,478,280		74,348,707
End of period	47,612,873		55,478,280

THE OLSTEIN FUNDS

	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	833,573	$9,997,798	967,986	$9,636,530
Shares issued to shareholders in
reinvestment of distributions	—	—	22,517	216,842
Shares redeemed	(2,383,320)	(28,062,571)	(6,870,234)	(66,239,057)
Capital contribution*	—	131	—	—
Net decrease	(1,549,747)	$(18,064,642)	(5,879,731)	$(56,385,685)

Shares Outstanding:
Beginning of period	6,233,054		12,112,785
End of period	4,683,307		6,233,054
Total Net Decrease		$(101,502,342)		$(224,809,070)

Strategic Opportunities Fund
	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	216,097	$1,936,110	161,891	$1,005,956
Shares redeemed	(119,758)	(1,102,226)	(142,494)	(971,733)
Capital contribution*	—	447	—	—
Net increase	96,339	$834,331	19,397	$34,223

Shares Outstanding:
Beginning of period	733,516		714,119
End of period	829,855		733,516

THE OLSTEIN FUNDS

	Year Ended		Year Ended
	June 30, 2010		June 30, 2009
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	265,225	$2,351,193	216,064	$1,385,900
Shares redeemed	(277,879)	(2,375,473)	(367,768)	(2,372,097)
Capital contribution*	—	458	—	—
Net decrease	(12,654)	$(23,822)	(151,704)	$(986,197)

Shares Outstanding:
Beginning of period	853,922		1,005,626
End of period	841,268		853,922
Total Net Increase (Decrease)		$810,509		$(951,974)

*
A capital contribution of $1,241 and $905 was made to the All Cap Value Fund and Strategic Fund, respectively, by the fund administrator for compliance violations related to the Funds’ investments in money market funds discovered during the year.

8
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”) to be used for liquidity purposes.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the year ended June 30, 2010, the Fund did not draw upon the line of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Olstein Funds:

We have audited the accompanying statement of assets and liabilities of The Olstein Funds (comprising, respectively, the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund), including the schedule of investments, as of June 30, 2010, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Olstein Funds at June 30, 2010, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 30, 2010

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

THE OLSTEIN FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six individuals, four of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
Fred W. Lange	Trustee	Since	Private investor.	2	Wagner
123 Lewisburg Road		1995			College
Sussex, NJ 07461
Age: 78

John Lohr	Trustee	Since	Owner, Howling	2	LAMCO
4 Manhattanville Road		1995	Wolf Enterprises,		Advisory
Purchase, NY 10577			since 1986;		Services
Age: 65			General Counsel,		(investment
			LFG, Inc. (provider of		adviser);
			investment products),		Howling Wolf
			September 1995 to		Enterprises
			October 2002;		LLC
			and President,		(publishing);
			Lockwood Financial		Howling
			Services (broker-dealer),		Wolf Capital
			January 1996 to		Partners LLC
			September 2002.		(private equity
company); and
Wealthcare
Capital
Management
(investment
adviser)

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
D. Michael Murray	Trustee	Since	President, Murray,	2	American
2829 South Osprey		1995	Montgomery &		Academy of
Sarasota, FL 34239			O’Donnell		Preventive
Age: 70			(consultants),		Medicine and
			since 1968.		The Eric Fund
(charitable
organization)

Lawrence K. Wein	Trustee	Since	Private	2	eRooms
4 Manhattanville Road		1995	Consultant for		Systems
Purchase NY 10577			telecommunications		Technologies
Age: 68			industry, since July		(ERMS. OB)
2001; Former Vice
President-Wholesale
Business Operations,
Concert
Communications
an ATT/BT Company,
April 2000 to June
2001; Former Executive
Manager, AT&T, Inc.,
for 35 years, retired
July 2001.

Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School
4 Manhattanville Road	Assistant		Management, L.P.,
Purchase, NY 10577	Treasurer		since 2000; Vice
Age: 43			President of Sales
and Chief Operating
Officer, Olstein
Capital Management,
L.P., 1994-2000.

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 69			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years
Officers:
Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 41			since 2000; Vice
President and Chief
Financial Officer, Olstein
Capital Management, L.P.,
1994-2000.

THE OLSTEIN FUNDS

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years
James B. Kimmel	Chief	Since	Senior Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief Compliance
4 Manhattanville Road			Officer, Olstein Capital
Purchase, NY 10577			Management, L.P. since
Age: 48			2007; Vice President,
General Counsel and
Chief Compliance Officer
of Olstein Capital
Management, L.P.,
2004-2007. Previously,
Of Counsel at Stradley
Ronon Stevens &
Young LLP (law firm),
2001 to 2004, Vice
President and Assistant
Counsel in the Corporate
and Securities Group at
Summit Bancorp from
1996 through 2001;
Associate Attorney,
Investment Management
Practice at Morgan Lewis
& Bockius LLP from
1990 through 1996.

*	Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates and are considered to be “interested persons” of the Funds within the meaning of the 1940 Act.
**	Each Trustee holds office for an indefinite term.
+	Erik K. Olstein is the nephew of Robert A. Olstein.

THE OLSTEIN FUNDS

PRIVACY AND
HOUSEHOLDING POLICIES

PRIVACY POLICY

The Olstein Funds recognize and respect your privacy expectations.  We are providing a copy of our privacy policy to you as notice of the type of information we may collect about you in the normal course of business, or otherwise, and the circumstances in which that information may be disclosed to others.

We generally collect the following non-public personal information about you:

•
Information included in or on your account application, other forms, correspondence or conversations, including, but not limited to, your name, address, telephone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  We may share information with those companies essential for us to provide shareholders with necessary or useful services with respect to their accounts.  For example, we are permitted by law to disclose the information we collect, as described above, to our transfer agent in order to process your transactions.

We restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THE OLSTEIN FUNDS

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Annual Report.

THE OLSTEIN FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant amended its code of ethics during the period covered by this report; however, the changes were not substantive.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange and John Lohr are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 6/30/2010	FYE 6/30/2009
Audit Fees	$56,750	$56,750
Audit-Related Fees	N/A	N/A
Tax Fees	$11,400	$11,400
All Other Fees	N/A	N/A

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre-approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(c) of Rule 2.01 of Regulation S-X were as follows:

	FYE 6/30/2010	FYE 6/30/2009
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2010	FYE 6/30/2009
Registrant	$11,400	$11,400
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)  /s/ Robert A. Olstein
Robert A. Olstein, President

Date   September 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Robert A. Olstein
Robert A. Olstein, President

Date   September 8, 2010

By (Signature and Title)  /s/ Michael Luper
Michael Luper, Treasurer

Date   September 8, 2010